Exhibit 99.1

Overview of Providing XBRL Financial Statements

The XBRL version of the Microsoft financial statements are provided in this alternative format to provide global business information users with a more structured expression of the financial statements. XBRL is an XML-based schema created and maintained by XBRL International that allows business reporting data to be represented in a “digital language”. XBRL streamlines the way companies report and publish their financial data, and how analysts and investors can review that information. With XBRL, financial data is tagged in a consistent format that allows the data to be easily transported and analyzed (by XBRL-aware applications). As more companies provide their financial statements in XBRL, it will enhance the ability to more quickly understand the contents of financial statements (and business report information in general). The goal of XBRL is to provide an XML-based framework that global business information users will use to create, exchange, and analyze business reporting information.

Overview of XBRL International

XBRL International is a consortium comprised of over 200 organizations that was originally formed by the American Institute of Certified Public Accountants (“AICPA”) in 1999. Microsoft is one of the 13 “charter” companies that originally came together to discuss creating an XML-based standard for business reporting that eventually became XBRL. Additional information and background on XBRL and XBRL International can be found at the XBRL International Web site (www.xbrl.org).

Microsoft Financial Reporting in XBRL

The key to creating XBRL versions of financial information is the use of XBRL taxonomies (or dictionaries). For this filing, Microsoft has used the public working draft of the US GAAP CI (Commercial and Industrial) taxonomy dated 2003-07-07 ( available for download from the XBRL International Web site). XBRL taxonomies are collections of terms and mathematical and presentation relationships of financial reporting concepts. In addition to the public working draft of the US GAAP CI taxonomy, Microsoft also created an extension taxonomy that extends the terms found in the US GAAP CI taxonomy. Both taxonomies are contained in this filing, and more information can be found in the “Instructions” section below.

Instructions

The present EDGAR system does not allow the receipt of XBRL/XML files unless it is in an altered form. The XBRL specification requires use of tags that are not permitted in an EDGAR filing. Therefore, Microsoft has embedded all of the required XBRL documents as either .JPG or .GIF files to conform to the present EDGAR system.

In order to submit the XBRL documents as part of this Form 8-K, the following changes have been made to the Microsoft and XBRL International XBRL XML files:

1.)	Files that originally had a .XML file extension now use a .JPG file extension.

2.)	Files that originally had a .XSD file extension now use a .GIF file extension.

3.)	File names have been shortened slightly to conform to the file naming conventions of the EDGAR system.

The following is a complete listing of all files attached to this Form 8-K:

g8563910q2004q2msftxbrl.jpg	XBRL instance document containing information from Microsoft’s FY2004 Q2 Form 10-Q in XBRL and referencing the attached XBRL taxonomies, schemas and linkbases.

g85639msft20021107.gif	Microsoft extension taxonomy created by Microsoft and based on the US GAAP CI taxonomy.

g85639msft20021107-calc.jpg	Calculation linkbase for the Microsoft extension taxonomy.

g85639msft20021107-def.jpg	Definition linkbase for the Microsoft extension taxonomy.

g85639msft20021107-lbls.jpg	Labels linkbase for the Microsoft extension taxonomy.

g85639msft20021107-pres.jpg	Presentation linkbase for the Microsoft extension taxonomy.

g85639msft20021107-ref.jpg	Reference linkbase for the Microsoft extension taxonomy.

g85639usgaapci20030707.gif	Public working draft of the US GAAP CI taxonomy created by XBRL-US.

g85639usgaapci20030707-calc.jpg	Calculation linkbase for the US GAAP CI taxonomy.

g85639usgaapci20030707-def.jpg	Definition linkbase for the US GAAP CI taxonomy.

g85639usgaapci20030707-lbls.jpg	Labels linkbase for the US GAAP CI taxonomy.

g85639usgaapci20030707-pres.jpg	Presentation linkbase for the US GAAP CI taxonomy.

g85639usgaapci20030707-ref.jpg	Reference linkbase for the US GAAP CI taxonomy.

g85639usfrpt20030707.gif	Public working draft of the Primary Terms taxonomy created by XBRL-US.

g85639usfrpt20030707-calc.jpg	Calculation linkbase for the Primary Terms taxonomy.

g85639usfrpt20030707-def.jpg	Definition linkbase for the Primary Terms taxonomy.

g85639usfrpt20030707-lbls.jpg	Labels linkbase for the Primary Terms taxonomy.

g85639usfrpt20030707-pres.jpg	Presentation linkbase for the Primary Terms taxonomy.

g85639usfrpt20030707-ref.jpg	Reference linkbase for the Primary Terms taxonomy.

g85639usfrgc20030707.gif	Public working draft of the General Concepts taxonomy created by XBRL-US.

g85639usfrgc20030707-calc.jpg	Calculation linkbase for the General Concepts taxonomy.

g85639usfrgc20030707-def.jpg	Definition linkbase for the General Concepts taxonomy.

g85639usfrgc20030707-lbls.jpg	Labels linkbase for the General Concepts taxonomy.

g85639usfrgc20030707-pres.jpg	Presentation linkbase for the General Concepts taxonomy.

g85639usfrgc20030707-ref.jpg	Reference linkbase for the General Concepts taxonomy.

g85639intgcd20021015.gif	Public working draft of the Global Common Document taxonomy created by XBRL-US and XBRL-IAS.

g85639intgcd20021015-calc.jpg	Calculation linkbase for the Global Common Document taxonomy.

g85639intgcd20021015-def.jpg	Definition linkbase for the Global Common Document taxonomy.

g85639intgcd20021015-lbls.jpg	Labels linkbase for the Global Common Document taxonomy.

g85639intgcd20021015-pres.jpg	Presentation linkbase for the Global Common Document taxonomy.

g85639intgcd20021015-ref.jpg	Reference linkbase for the Global Common Document taxonomy.

g85639seccert20030707.gif	2003-07-07 Public Working Draft of the SEC Certification taxonomy created by XBRL-US.

g85639seccert20030707-calc.jpg	Calculation linkbase for the SEC Certification taxonomy.

g85639seccert20030707-def.jpg	Definition linkbase for the SEC Certification taxonomy.

g85639seccert20030707-lbls.jpg	Labels linkbase for the SEC Certification taxonomy.

g85639seccert20030707-pres.jpg	Presentation linkbase for the SEC Certification taxonomy.

g85639seccert20030707-ref.jpg	Reference linkbase for the SEC Certification taxonomy.

g85639xbrl-instance.gif	XBRL instance schema.

g85639xbrl-linkbase.gif	XBRL linkbase schema.

g85639xl.gif	XLink schema.

g85639xlink.gif	XLink schema.

g85639xml.gif	XML schema.

Questions related specifically to Microsoft’s creation and filing of XBRL financial statements, or general questions related to XBRL, can be emailed to Rob Blake (robblake@microsoft.com).